Exhibit 10.1

Execution Version

SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Second Amendment to Revolving Credit and Security Agreement (this “Amendment”) is made as of January 15, 2026, by and among WORTHINGTON STEEL, INC., an Ohio corporation (“Worthington Steel” or “Borrower”), WORTHINGTON WSP, LLC, a Michigan limited liability company (“WSP”), TEMPEL STEEL COMPANY, LLC, an Illinois limited liability company (“Tempel”), T DO B, LLC, an Illinois limited liability company (“T DO B”), TEMPEL CANADA COMPANY, a Nova Scotia company (“Tempel Canada”), TEMPEL DE MEXICO, S. DE R.L. DE C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable (“Tempel Mexico”), WORTHINGTON STEEL ROME, LLC, an Ohio limited liability company (“Rome”), THE WORTHINGTON STEEL COMPANY, LLC, an Ohio limited liability company (“Worthington Company”), THE WORTHINGTON STEEL COMPANY, an Ohio corporation (“Steel Company”), WORTHINGTON TAYLOR, LLC, a Michigan limited liability company (“Taylor”), CLEVELAND PICKLING, INC., a Delaware corporation (“Cleveland”), WS MEXICO HOLDINGS, LLC, an Ohio limited liability company (“Mexico Holdings”), WORTHINGTON STEEL SERVICES, LLC, an Ohio limited liability company (“Steel Services”), WORTHINGTON STEEL HQ, LLC, an Ohio limited liability company (“Worthington HQ”, and together with Worthington Steel, WSP, Tempel, T DO B, Tempel Canada, Tempel Mexico, Rome, Worthington Company, Steel Company, Taylor, Cleveland, Mexico Holdings and Steel Services, together with such other Persons as may hereafter become a Borrower thereunder and such other Persons as may hereafter become a Guarantor thereunder, collectively, the “Loan Parties” and each an individual “Loan Party”), the Required Lenders (as defined in the Credit Agreement (as defined below)) signatory hereto (together with the other Lenders (as defined in the Credit Agreement) and any other financial institutions as may hereafter become a lender thereunder, collectively, the “Lenders” and each an individual “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender and agent for the Lenders (in such capacity, “Agent”).

BACKGROUND

A. On November 30, 2023, the Loan Parties, the Lenders, and Agent entered into, inter alia, that certain Revolving Credit and Security Agreement (as amended, restated, amended and restated, modified, renewed, extended, replaced or substituted from time to time prior to the date hereof, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement as amended hereby. In the case of a direct conflict between the provisions of the Credit Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

B. Loan Parties have requested, and the Required Lenders and Agent have agreed, subject to the terms and conditions of this Amendment, to amend certain terms and provisions contained in the Credit Agreement, in each case, as set forth herein.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Amendments to Credit Agreement. Upon the Second Amendment Effective Date, the Credit Agreement is amended as follows:

(a) The definition of “Eligible Equipment Option Exercise” contained in Section 1.2 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

“The Eligible Equipment Option Exercise shall not be available on or after the German Acquisition Debt Financing Date.”

(b) The definition of “Excluded Subsidiary” contained in Section 1.2 of the Credit Agreement shall be amended by (i) renumbering clause (f) therein to become clause (h) and (ii) adding the following new clauses (f) and (g) after clause (e):

“(f) is a Subsidiary of Worthington Germany, (g) is a Special Purpose Finance Subsidiary,”

(c) The definition of “Permitted Indebtedness” contained in Section 1.2 of the Credit Agreement shall be amended by deleting subsections (s)(i), (ii) and (iii) thereof and replacing them with the following:

“(i) the collateral for such Indebtedness shall consist solely of second (2nd) priority Liens against Collateral (as defined in this Agreement on the Closing Date) and first (1st) priority Liens against other assets not constituting Collateral (as defined in this Agreement on the Closing Date) (such other assets, “Term Priority Collateral”; and together with the Collateral, “Term Loan Collateral”), in each case subject to Permitted Encumbrances and as more fully set forth in the terms and provisions of a customary intercreditor agreement or arrangement acceptable to Agent in its Permitted Discretion;

(ii) Agent shall have been granted a second priority Lien (subject to Permitted Encumbrances) in such Term Priority Collateral (excluding any Real Property), for its benefit and the benefit of the Secured Parties, to secure the Secured Obligations pursuant to an amendment to this Agreement and the Other Documents in form and substance satisfactory to Agent (it being acknowledged, agreed and understood by all parties hereto, that Agent shall be authorized to file any and all UCC-3 financing statement amendments or PPSA financing change statements Agent deems reasonably necessary from time to time to reflect the Term Priority Collateral);

(iii) if Agent has been granted a lien on Term Priority Collateral in accordance with clause (ii) above, Agent shall have received all supplemental opinions of counsel (including local counsel, if applicable), in form and substance acceptable to Agent in its Permitted Discretion, as Agent deems necessary in its Permitted Discretion with respect to the Term Priority Collateral;”

(d) The definition of “Permitted Indebtedness” contained in Section 1.2 of the Credit Agreement shall be amended by (i) deleting the word “and” at the end of clause (r) thereof, (ii) replacing the period at the end of clause (s) thereof with “; and”, and (iii) adding the following new clause (t) after clause (s):

“(t) Indebtedness initially incurred on or before ten Business Days after the Long Stop Date (as defined in the German Acquisition Agreement) and any extensions, renewals or refinancings thereof, in an aggregate amount not to exceed $2,100,000,000 so long as:

(i) the initial proceeds of such Indebtedness are used to fund the purchase of Equity Interests of Klöckner & Co SE, transaction costs, and any refinancings relating to the German Acquisition Transactions (including pursuant to an investment made pursuant to clause (v) of the definition of “Permitted Investments”);

(ii) the collateral for such Indebtedness shall consist solely of (x) except as set forth in clause (y) below with respect to any such Indebtedness incurred by a Special Purpose Finance Subsidiary, (A) second (2nd) priority Liens against U.S. Collateral (as defined in this Agreement on the Closing Date), (B) first (1st) priority Liens against Term Priority Collateral owned by the Domestic Loan Parties (such collateral, “Domestic Term Priority Collateral”) and (C) first (1st) priority Liens against assets owned by Worthington

Germany, in each case subject to Permitted Encumbrances and as more fully set forth in an intercreditor agreement substantially the form attached hereto as Exhibit 1.2(c)(i) (provided that each of the Lenders expressly authorizes the Agent to enter into such intercreditor agreement without the further consent of any Lender) and (y) in the case of any such Indebtedness incurred by a Special Purpose Finance Subsidiary, Liens on the proceeds of such Indebtedness, any other cash or cash equivalents to cover interest and/or premiums and any related bank accounts;

(iii) in the case of such Indebtedness secured by Liens described in clause (ii)(x) above, Agent shall have been granted a second (2nd) priority Lien (subject to Permitted Encumbrances) in such Domestic Term Priority Collateral (excluding (A) any Real Property and (B) any other assets excluded by Agent in its Permitted Discretion), for its benefit and the benefit of the Secured Parties, to secure the Secured Obligations, (1) with respect to Indebtedness in the form of a customary bridge facility, pursuant to an amendment to this Agreement to (x) amend the definition of “U.S. Collateral” and each other related definition and section as may be necessary to include such Domestic Term Priority Collateral as “Collateral” hereunder, in a manner that is substantially consistent with the corresponding defined terms and provisions set forth in the form agreement attached hereto as Exhibit 1.2(c)(ii), and (y) include a legend substantially consistent with the language provided for in Section 5.3(g) of the form of Intercreditor Agreement attached hereto as Exhibit 1.2(c)(i) (provided that each of the Lenders expressly authorizes the Agent to enter into such amendment without the further consent of any Lender), and (2) with respect to Indebtedness in the form of any other type of facility, pursuant to documentation substantially consistent with the documents granting the Lien on the Domestic Term Priority Collateral securing the Indebtedness permitted by this subsection (t) (it being acknowledged, agreed and understood by all parties hereto, that Agent shall be authorized to file any and all UCC-3 financing statement amendments Agent deems reasonably necessary from time to time to reflect its Liens on the Term Loan Collateral);

(iv) if Agent has been granted a Lien on Domestic Term Priority Collateral in accordance with clause (iii) above, Agent shall have received all supplemental opinions of counsel (including local counsel, if applicable) in respect of such Domestic Term Priority Collateral, (A) with respect to Indebtedness in the form of a customary bridge facility, substantially consistent with the form attached hereto as Exhibit 1.2(c)(iii), and (B) with respect to Indebtedness in the form of any other type of facility, in a form substantially consistent with the opinions delivered in respect of the Indebtedness permitted by this subsection (t); and

(v) other than Indebtedness in the form of a customary bridge facility, such Indebtedness includes a maturity date that is no earlier than the last day of the Term.”

(e) The definition of “Permitted Investments” contained in Section 1.2 of the Credit Agreement shall be amended by (i) deleting the word “and” at the end of clause (t) thereof and (ii) adding the following new clauses (v) and (w) immediately before the proviso therein:

“(v) the German Acquisition Transactions; and

(w) investments in any Special Purpose Finance Subsidiary in the form of cash or cash equivalents to be applied to the payment of (or held for future payment of) interest and/or premiums with respect the Indebtedness incurred by such Special Purpose Finance Subsidiary;”

(f) Section 1.2 of the Credit Agreement shall be amended to add the following new terms in the appropriate alphabetical order:

“German Acquisition” shall mean the acquisition by Worthington Germany of at least a majority of the issued and outstanding ordinary shares of Klöckner & Co SE pursuant to the German Acquisition Agreement.

“German Acquisition Agreement” shall mean that certain Business Combination Agreement, dated as of January 15, 2026, by and among Worthington Germany, Worthington Steel and Klöckner & Co SE.

“German Acquisition Debt Financing Date” shall mean the date that commitments in respect of any Indebtedness permitted by clause (t) of the definition of “Permitted Indebtedness” are provided to any Loan Party.

“German Acquisition Transactions” shall mean the German Acquisition and any transactions contemplated thereby, any investment of cash proceeds of Indebtedness incurred pursuant to clause (t) of the definition of Permitted Indebtedness for the purposes specified in such clause and the payment of costs, fees and expenses in connection with the German Acquisition.

“Special Purpose Finance Subsidiary” means a special purpose entity organized under the laws of any state of the United States that is formed by Worthington Steel or any of its Subsidiaries solely for the purpose of incurring Indebtedness in connection with the German Acquisition Transactions, the proceeds of which will be placed in escrow, pending the use of such proceeds, to effect transactions that at the time such proceeds are released from escrow are permitted hereunder (or that will result in a payment in full of the Obligations hereunder), which Subsidiary has no material assets other than such escrowed proceeds, any additional cash or cash equivalents held for the payment of interest and/or premiums with respect to such Indebtedness and related bank accounts, conducts no other business, and incurs no other Indebtedness.

“Term Priority Collateral” shall have the meaning set forth in clause (s)(i) of the definition of “Permitted Indebtedness”.

“Worthington Germany” shall mean Worthington Steel GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung, GmbH).

(g) Section 7.11 of the Credit Agreement is hereby amended to include the following proviso immediately before the “.” therein as follows:

“; provided, that, for the avoidance of doubt, this clause (b) shall not be applicable to Indebtedness permitted by clause (t) of the definition of “Permitted Indebtedness””

(h) Section 10.9 of the Credit Agreement is hereby amended to insert the following parenthetical immediately following the words “first priority” therein:

“(or, in the case of Term Priority Collateral, second priority)”

(i) The Credit Agreement shall be amended to include Exhibit 1.2(c)(i), Exhibit 1.2(c)(ii) and Exhibit 1.2(c)(iii), each in its respective entirety, in the applicable form attached hereto.

2. Conditions Precedent. This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (the “Second Amendment Effective Date” (it being understood and agreed that the Second Amendment Effective Date is January 15, 2026) (all documents and deliverables to be in form and substance satisfactory to Agent):

(a) Agent shall have received this Amendment, duly authorized, executed and delivered by each Loan Party and Required Lenders; and

(b) Worthington Steel shall have certified (which it hereby does pursuant to its signature to this Amendment) that the representation set forth in Section 4(c) is true and correct on the Second Amendment Effective Date.

3. Payment of Fees and Expenses. The Loan Parties shall pay or reimburse Agent for all reasonable and documented fees owing to Agent and reasonable and documented out-of-pocket expenses (including reasonable and documented attorneys’ fees) incurred in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

4. Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a) such Loan Party has full power, authority and legal right to enter into this Amendment to and to perform all its respective Obligations hereunder. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or of any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect, except where the failure to obtain such Consents would not be reasonably be expected to result in a Material Adverse Change, and (d) will not result in the creation of any Lien, except Permitted Encumbrances, upon any asset of such Loan Party under the provisions of any agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound;

(b) after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement and the Other Documents will be true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties will be been true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or will occur after giving effect to this Amendment on the date hereof.

5. Consent under Intercreditor Agreement. Each Lender hereby (i) consents to the subordination of Liens provided for in the form of Intercreditor Agreement attached to the Credit Agreement as Exhibit 1.2(c)(i) (the “Second Amendment Intercreditor”), (ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Second Amendment Intercreditor, (iii) authorizes and directs the applicable ABL Agent (as defined in the Second Amendment Intercreditor) to enter into the Second Amendment Intercreditor on its behalf, (iv) authorizes and directs the applicable ABL Agent (as defined in the Second Amendment Intercreditor) on its behalf to appoint the Designated ABL Agent (as defined in the Second Amendment Intercreditor) and (v) agrees that any action taken by the Designated ABL Agent (as defined in the Second Amendment Intercreditor) pursuant to the Second Amendment Intercreditor shall be binding upon such Lender.

6. Reference to and Effect on the Credit Agreement and the Other Documents.

(a) Upon and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any of the Other Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Other Documents.

(c) To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

7. Integration. This Amendment, together with the Credit Agreement and the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

8. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

9. Guarantor’s and Grantor’s Acknowledgment.

(a) With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and each Loan Party confirms and agrees that its guaranty and any Other Document to which it is a party (as modified and supplemented in connection with this Amendment) is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Other Document, as applicable, to the Credit Agreement, “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment.

(b) To secure the prompt payment and performance of the Obligations to Agent, each other Secured Party, and each holder of any Obligations, the Loan Parties reconfirm the prior collateral assignment, pledge and grant pursuant to the Credit Agreement and the applicable Other Documents of a continuing security interest in and Lien on all of the Collateral of the Loan Parties, whether now owned or existing or hereafter created, acquired or arising and wherever located.

10. Reaffirmation of Existing Financing Agreements. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement and all other of the Other Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.

11. Miscellaneous.

(a) No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Sections 12.3 (Jury Waiver) and 16.1 (Governing Law) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(e) This Amendment may be executed in any number of and by different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

(f) This Amendment is an “Other Document” under the Credit Agreement.

11. Release. Borrower hereby acknowledges and agrees that, as of the Second Amendment Effective Date: (a) it does not have any claim or cause of action against Agent (or any of the Lenders, or any of the Lenders’ Affiliates’, officers, directors, employees, attorneys, consultants or agents) arising out of the Credit Agreement and/or the Other Documents and (b) each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrower under the Credit Agreement and the Other Documents. Notwithstanding the foregoing, the Lenders wish (and Borrower agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the Other Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, Borrower (for itself and each of the other Loan Parties and the successors, assigns, heirs and representatives of each of the foregoing) (each a “Releasor” and collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Lenders and their Affiliates, officers, directors, employees, attorneys, consultants and agents (each a “Released Party” and collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any Other Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LOAN PARTIES	WORTHINGTON STEEL, INC.

	By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

WORTHINGTON WSP, LLC

	By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

TEMPEL STEEL COMPANY, LLC

	By:	/s/ Dan Magnussen
Name: Dan Magnussen Title: Treasurer

T DO B, LLC

	By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

TEMPEL CANADA COMPANY

	By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

TEMPEL DE MEXICO, S. DE R.L. DE C.V.

	By:	/s/ Rebecca May Schroeder
Name: Rebecca May Schroeder
Title: Attorney-in-fact

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

WORTHINGTON STEEL ROME, LLC

By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, LLC

By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

THE WORTHINGTON STEEL COMPANY

By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

WORTHINGTON TAYLOR, LLC

By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

CLEVELAND PICKLING, INC.

By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

WS MEXICO HOLDINGS, LLC

By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

WORTHINGTON STEEL SERVICES, LLC

By:	/s/ Dan Magnussen
Name: Dan Magnussen
Title: Treasurer

WORTHINGTON STEEL HQ, LLC

By:	/s/ Joseph Heuer
Name: Joseph Heuer
Title: General Counsel and Secretary

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

AGENT AND LENDER	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ John Wenzinger
Name: John Wenzinger
Title: Senior Vice President

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	BANK OF AMERICA, N. A.

	By:	/s/ Matthew Bourgeois
Name: Matthew Bourgeois
Title: Senior Vice President

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	CIBC BANK USA

	By:	/s/ James Belletire
Name: James Belletire Title: Managing Director

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Caitlin Bodzenski
Name: Caitlin Bodzenski Title: Vice President

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	THE NORTHERN TRUST COMPANY

	By:	/s/ Jack Stibich
Name: Jack Stibich
Title: Second Vice President

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	WELLS FARGO BANK, N.A.

	By:	/s/ Olesya Mitkevych
	Name:	Olesya Mitkevych
	Title:	Executive Director

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	FIFTH THIRD BANK, NATIONAL ASSOCIATION

	By:	/s/ Pablo Ocejo
	Name:	Pablo Ocejo
	Title:	Assistant Vice President

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	GOLDMAN SACHS BANK USA

	By:	/s/ Roopa Chandra
	Name:	Roopa Chandra
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	CITIBANK, N.A.

	By:	/s/ Steve Buehler
	Name:	Steve Buehler
	Title:	Authorized Signer

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

LENDER	FIRST NATIONAL BANK OF PA

	By:	/s/ Connor Lent
	Name:	Connor Lent
	Title:	Officer

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

Exhibit 1.2(c)(i)

Form of Split-Lien Intercreditor Agreement

[See attached]

Exhibit 1.2(c)(ii)

Form of Bridge Facility Security Agreement

[See attached]

Exhibit 1.2(c)(iii)

Form of Bridge Facility Opinion

[See attached]